77Q1(e)

Amendment No. 2 to Restated Management Agreement with American Century Investment Management, Inc., effective as of March 19, 2015 (filed electronically as Exhibit 99 (d)(3) to Form 485B Post-Effective Amendment No. 70 to the Registration Statement of the Registrant on March 18, 2015, File No. 33-19589, and incorporated herein by reference).